Exhibit 10.19

SETTLEMENT AGREEMENT

B E T W E E N

Carrie J. Weiler

(“Weiler”)

- and -

Trackpower Inc.

(“Trackpower”)

WHEREAS Weiler is owed $32,500 for unpaid past management services from Trackpower (collectively the “Obligations”);

AND WHEREAS Weiler and Trackpower have agreed to settle the Obligations owed by Trackpower to Weiler;

AND WHEREAS the parties wish to set out in this Agreement the terms, conditions and covenants of the parties in consideration of settlement of the Obligations;

NOW THEREFORE the parties hereto agree as follows:

1.                      Trackpower agrees to issue Weiler ten million (10,000,000) restricted shares of its common stock and cash payments of $22,500 over a ninety (90) day period as full and complete settlement of the Obligations.

2.                      The parties hereto agree to execute the Mutual Release which is attached hereto as Schedule “A”.

3.                      The parties agree that in the event that any term or condition herein or part thereof shall be deemed void, invalid or enforceable by Court of competent jurisdiction, the remaining terms and conditions or parts thereof shall remain in full force and effect.

4.                      This Agreement constitutes the entire agreement between the parties and supersedes all prior representations or agreements related to this Agreement.  This Agreement shall be governed by the laws of the Province of Ontario.

Dated this ____ day of February, 2008.

TRACKPOWER, INC.

Per:________________________
Name:
Title

_________________________	______________________________
Witness as to signature of	Carrie J. Weiler
Carrie J. Weiler

SCHEDULE "A"

MUTUAL RELEASE

IN CONSIDERATION of the satisfactory performance of the terms of settlement outlined in the attached Settlement Agreement (the “Agreement”) and other good and valuable consideration, and the receipt of cash payments described in the Agreement, the undersigned, Weiler discharges Trackpower, including its affiliates, successors and predecessors and  all affiliated entities and the officers, directors, employees and agents thereof, of and from all actions, causes of actions, claims, demands and liabilities of every nature or kind whether arising at common law or in equity, by contract, by tort or under any statute or otherwise in any way related to or connected with the settlement of said Obligations between Weiler and Trackpower.

AND IN FURTHER CONSIDERATION of the Agreement and other good and valuable consideration Trackpower hereby releases Weiler, including her affiliates, successors and predecessors and  all affiliated entities and the members, officers, directors, employees and agents thereof, of and from all actions, causes of actions, claims, demands and liabilities of every nature or kind whether arising at common law or in equity, by contract, by tort or under any statute or otherwise in any way related to or connected with the settlement of said Obligations between Trackpower and Weiler.

THE PARTIES HEREBY INDEMNIFY AND SAVE HARMLESS EACH OTHER from any and all claims or demands arising out of or in any way connected with this Agreement.

THE PARTIES HEREBY DECLARE that they fully understand the nature and terms of this Mutual Release and that the acceptance of the consideration set out in the Agreement is for the purpose of making full and final compromise, adjustment and settlement of all claims as aforesaid.

THE PARTIES HEREBY CONFIRM that they have been afforded an opportunity to obtain independent legal advice to review the contents of the Agreement and this Mutual Release and confirm that they are executing them voluntarily and without duress.

THE PARTIES HEREBY DECLARE that they fully understand and agree that should they hereafter make any claim or demand or commence or threaten to commence any action or complaint against the other party(ies), individually or jointly, for or by reason of any cause, matter or thing, this document may be raised as an estoppel to any claim, demand, action or complaint commenced in regard to the aforesaid.

THE PARTIES AGREE that this Mutual Release shall enure to their benefit and shall be binding upon their heirs, executors, administrators, successors and assigns.

Dated this __________ day of February, 2008.

TRACKPOWER, INC.

Per:________________________
Name:
Title

_________________________	______________________________
Witness as to signature of	Carrie J. Weiler
Carrie J. Weiler